SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                   FORM 8-K/A
                                (AMENDMENT NO. 1)


                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




        Date of Report (Date of Earliest Event Reported): August 18, 1998



                                 CANDIE'S, INC.
             (Exact name of registrant as specified in its charter)



          DELAWARE                       0-10593                  11-2481903
(State or other jurisdiction           (Commission            (I.R.S. Employer
       of incorporation)               File Number)          Identification No.)



                2975 Westchester Avenue, Purchase, New York 10577
               (Address of principal executive offices) (Zip Code)



       Registrant's telephone number, including area code: (914) 694-8600

           Former name or former address, if changed since last report

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.


(c)  Exhibits

23 - Consent of Grant Thornton LLP



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



                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this amended report to be signed on its behalf by the undersigned thereunto duly authorized.



                                    CANDIE'S, INC.


                                    By: /s/ David Golden
                                        --------------------------------
                                        David Golden
                                        Senior Vice President,
                                        Chief Financial Officer


Date:  January 12, 1999



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